SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        July 23, 2002 (July 18, 2002)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Zions Bancorporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1134, Salt Lake City, Utah          84111
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Items 1-4.

                  Not Applicable.

Item 5.           Other Events and Regulation FD Disclosure

                  A copy of the press release issued July 18, 2002 by the Registrant announcing the Board of Directors' authorization of a $50 million stock buyback and a $0.20 dividend payable August 28, 2002 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibits

                    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number              Description
------              -----------

99                  Press Release, dated July 18, 2002


Item 8.             Change in Fiscal Year.

                    Not Applicable.


Item 9.             Regulation FD Disclosure.

                    Not Applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Doyle L. Arnold
                                       -----------------------------
                                       Name:  Doyle L. Arnold
                                       Title: Executive Vice President and
                                              Chief Financial Officer




Date: July 23, 2002